INCOME TAXES - Future Income Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Future income tax assets:
Non-capital losses	$ 39,454	$ 34,431
Un-depreciated capital cost (UCC)	1,720	1,646
Other intangible items	2,139	1,404
Interest limitation carryforward	434	461
Total future income tax assets	43,747	37,942
Future income tax liabilities:
Valuation allowance	(43,747)	(37,942)	$ (32,792)
Net future income tax asset	$ 0	$ 0